Exhibit 99.1
KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Navient Corporation (the “Company”)
Navient Refinance Funding, LLC (the “Responsible Party”)
Navient Refinance Solutions, LLC
RBC Capital Markets, LLC
Atlas SP Partners, L.P.
Barclays Capital Inc.
BofA Securities, Inc.
J.P. Morgan Securities LLC
(together, the “Specified Parties”)

Re: Navient Refinance Loan Trust 2025-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “NAVRL 2025-C Loan Tape 20250901 Data.xlsx” (the “Data File”), provided by the Responsible Party on September 3, 2025, containing information on 6,342 student loans (the “Student Loans”) as of September 1, 2025 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Refinance Loan Trust 2025-C. The Responsible Party is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Loan ID Mapping” means an electronic data file entitled “NAVRL 2025-C Sample Selection - UPDATED( Name and App ID).xlsx” provided by the servicer, Earnest Operations LLC (“Earnest”), on September 11, 2025, on behalf of the Responsible Party, containing the loan numbers for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from Earnest’s internal application verification tool such as school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from Earnest’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in Title IV federal student aid programs that we were instructed by the Responsible Party to download from the “Federal Student Aid Website” (https://fsapartners.ed.gov/knowledge- center/library/federal-school-code-lists/2023-10-20/2024-25-federal-school-code-list-participating-schools- november-2023).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Responsible Party to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in- federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information for certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Responsible Party informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by Earnest, on behalf of the Responsible Party:
−	Loan Agreement
−	Earnest Loan ID Mapping
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−	FNI Data Supplement
−	“Principal” field in the CARES System, and
2

−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by Earnest, on behalf of the Responsible Party, to be copies of the original Loan Files or electronic records contained within the respective system or website.

•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Responsible Party to perform and the associated findings are as follows:

A.
We randomly selected a sample of Student Loans from the Data File utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 332 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	Earnest Loan ID Mapping and “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	Loan Agreement, Earnest Loan ID Mapping
Borrower State	“Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

3

Attributes	Loan Files/Instructions
Original Loan Balance	“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Loan ID Mapping, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Loan ID Mapping

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, “PRINCIPAL PAID” field in the Amortized Payment History Schedule, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type	“School Type” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
School Name	“School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.
Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.
School Degree	“School Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.
Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen, “Original FICO Score” field in the “Educations” section of the Verify Report Page.

The information regarding the Selected Student Loans was found to be in agreement, except as listed in Exhibit C.
4

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 6,342 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
October 1, 2025
5

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2025C001	39	2025C039	77	2025C077	115	2025C115	153	2025C153
2	2025C002	40	2025C040	78	2025C078	116	2025C116	154	2025C154
3	2025C003	41	2025C041	79	2025C079	117	2025C117	155	2025C155
4	2025C004	42	2025C042	80	2025C080	118	2025C118	156	2025C156
5	2025C005	43	2025C043	81	2025C081	119	2025C119	157	2025C157
6	2025C006	44	2025C044	82	2025C082	120	2025C120	158	2025C158
7	2025C007	45	2025C045	83	2025C083	121	2025C121	159	2025C159
8	2025C008	46	2025C046	84	2025C084	122	2025C122	160	2025C160
9	2025C009	47	2025C047	85	2025C085	123	2025C123	161	2025C161
10	2025C010	48	2025C048	86	2025C086	124	2025C124	162	2025C162
11	2025C011	49	2025C049	87	2025C087	125	2025C125	163	2025C163
12	2025C012	50	2025C050	88	2025C088	126	2025C126	164	2025C164
13	2025C013	51	2025C051	89	2025C089	127	2025C127	165	2025C165
14	2025C014	52	2025C052	90	2025C090	128	2025C128	166	2025C166
15	2025C015	53	2025C053	91	2025C091	129	2025C129	167	2025C167
16	2025C016	54	2025C054	92	2025C092	130	2025C130	168	2025C168
17	2025C017	55	2025C055	93	2025C093	131	2025C131	169	2025C169
18	2025C018	56	2025C056	94	2025C094	132	2025C132	170	2025C170
19	2025C019	57	2025C057	95	2025C095	133	2025C133	171	2025C171
20	2025C020	58	2025C058	96	2025C096	134	2025C134	172	2025C172
21	2025C021	59	2025C059	97	2025C097	135	2025C135	173	2025C173
22	2025C022	60	2025C060	98	2025C098	136	2025C136	174	2025C174
23	2025C023	61	2025C061	99	2025C099	137	2025C137	175	2025C175
24	2025C024	62	2025C062	100	2025C100	138	2025C138	176	2025C176
25	2025C025	63	2025C063	101	2025C101	139	2025C139	177	2025C177
26	2025C026	64	2025C064	102	2025C102	140	2025C140	178	2025C178
27	2025C027	65	2025C065	103	2025C103	141	2025C141	179	2025C179
28	2025C028	66	2025C066	104	2025C104	142	2025C142	180	2025C180
29	2025C029	67	2025C067	105	2025C105	143	2025C143	181	2025C181
30	2025C030	68	2025C068	106	2025C106	144	2025C144	182	2025C182
31	2025C031	69	2025C069	107	2025C107	145	2025C145	183	2025C183
32	2025C032	70	2025C070	108	2025C108	146	2025C146	184	2025C184
33	2025C033	71	2025C071	109	2025C109	147	2025C147	185	2025C185
34	2025C034	72	2025C072	110	2025C110	148	2025C148	186	2025C186
35	2025C035	73	2025C073	111	2025C111	149	2025C149	187	2025C187
36	2025C036	74	2025C074	112	2025C112	150	2025C150	188	2025C188
37	2025C037	75	2025C075	113	2025C113	151	2025C151	189	2025C189
38	2025C038	76	2025C076	114	2025C114	152	2025C152	190	2025C190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2025C191	229	2025C229	267	2025C267	305	2025C305
192	2025C192	230	2025C230	268	2025C268	306	2025C306
193	2025C193	231	2025C231	269	2025C269	307	2025C307
194	2025C194	232	2025C232	270	2025C270	308	2025C308
195	2025C195	233	2025C233	271	2025C271	309	2025C309
196	2025C196	234	2025C234	272	2025C272	310	2025C310
197	2025C197	235	2025C235	273	2025C273	311	2025C311
198	2025C198	236	2025C236	274	2025C274	312	2025C312
199	2025C199	237	2025C237	275	2025C275	313	2025C313
200	2025C200	238	2025C238	276	2025C276	314	2025C314
201	2025C201	239	2025C239	277	2025C277	315	2025C315
202	2025C202	240	2025C240	278	2025C278	316	2025C316
203	2025C203	241	2025C241	279	2025C279	317	2025C317
204	2025C204	242	2025C242	280	2025C280	318	2025C318
205	2025C205	243	2025C243	281	2025C281	319	2025C319
206	2025C206	244	2025C244	282	2025C282	320	2025C320
207	2025C207	245	2025C245	283	2025C283	321	2025C321
208	2025C208	246	2025C246	284	2025C284	322	2025C322
209	2025C209	247	2025C247	285	2025C285	323	2025C323
210	2025C210	248	2025C248	286	2025C286	324	2025C324
211	2025C211	249	2025C249	287	2025C287	325	2025C325
212	2025C212	250	2025C250	288	2025C288	326	2025C326
213	2025C213	251	2025C251	289	2025C289	327	2025C327
214	2025C214	252	2025C252	290	2025C290	328	2025C328
215	2025C215	253	2025C253	291	2025C291	329	2025C329
216	2025C216	254	2025C254	292	2025C292	330	2025C330
217	2025C217	255	2025C255	293	2025C293	331	2025C331
218	2025C218	256	2025C256	294	2025C294	332	2025C332
219	2025C219	257	2025C257	295	2025C295
220	2025C220	258	2025C258	296	2025C296
221	2025C221	259	2025C259	297	2025C297
222	2025C222	260	2025C260	298	2025C298
223	2025C223	261	2025C261	299	2025C299
224	2025C224	262	2025C262	300	2025C300
225	2025C225	263	2025C263	301	2025C301
226	2025C226	264	2025C264	302	2025C302
227	2025C227	265	2025C265	303	2025C303
228	2025C228	266	2025C266	304	2025C304

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Instructions

Attribute	Instructions
Loan Type	Loan Type is considered to be:
• Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
• Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”
Payment Frequency	Payment Frequency is considered to be:
• “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
• “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”
Loan Status	Loan Status is considered to be “active” if:
(i) the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii) the “CURR LOAN STAT” field on the #EDH Screen is “FORB,” “FORD,” or “SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii) the “STAT” column on the #EDH Screen does not begin with letter “P” or,
• the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b) Compare to the amount in the “CUR BAL” field on the #BS Screen.
c) Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

i.            Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

B-1

Exhibit B – Instructions
Attribute	Instructions

ii.           Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

(iv)       Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from either (1) the date one month after the “MATURITY DT” field on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375, based on 365.25 days in a year).
(iii) If the Cutoff Date was later than the “DUE DATE” field on the #EDH Screen, subtract one month from (ii).
School Type
School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name	School Name is considered to be
• The school name with the most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•            The name of the borrower’s parent’s high school if (i) the school name in the “underwritten_education_school_name” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

“No” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

B-2

Exhibit B – Instructions
Attribute	Instructions

b)         Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

c) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

d)         Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appears in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for Selected Student Loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

•            In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	School Degree is considered to be:
• The most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•            “Masters” or “MD” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

• “NonGrad” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
• “High School” if (i) the school name in the “underwritten_education_ degree” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”
B-3